COPLEY FUND, INC.

(the “Fund”)

Supplement dated March 31, 2021 to the Fund’s Prospectus dated June 29, 2020 (the “Prospectus”), as amended and supplemented, and Statement of Additional Information dated June 29, 2020 (the “SAI”), as amended and supplemented.

This supplement provides new and additional information beyond that contained in the Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, and any previous supplements.

Dr. Vijay Chopra is no longer a Vice-President of Copley Financial Services Corp. (“CFSC”), the Fund’s Investment Adviser.

Effective immediately, the Prospectus is amended as follows:

i.	The words “, a vice-president of CFSC,” are deleted from the “Investment Adviser” subsection on page 6 of the Summary Prospectus.

ii.	The words “, and is a Vice President of the Adviser” are deleted from the “Portfolio Manager” subsection on page 12 of the Summary Prospectus.

Effective immediately, the SAI is amended as follows:

iii.	The words “, Vice-President of CFSC” are deleted from the second paragraph of the “THE ADVISER” subsection on page 23 of the Statement of Additional Information.

iv.	The words “is Vice-President of CFSC, but he” are deleted from the third paragraph of the “THE ADVISER” subsection on page 23 of the Statement of Additional Information.

v.	The words “as Vice President of the Adviser” are deleted from the third paragraph of the “THE ADVISER” subsection on page 23 of the Statement of Additional Information. The word “also” is deleted from the second sentence of that paragraph.

vi.	The Section titled “LEADERSHIP AND BOARD OF DIRECTORS, beginning on page 16 of the SAI, is deleted and replaced with the following:

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

The current members of the Board (each a “Director”) are Mr. Roy G. Hale, Mr. Joseph P. Bauman, Mr. David M. Spungen, and Mr. David I. Faust.

Mr. Bauman and Mr. Spungen are both “Independent” Directors (i.e., a Director who is not an “interested person” of the Fund as defined in the Investment Company Act). Mr. Bauman currently serves as the Lead Independent Director. Mr. Hale has served as a Director since 2011 and has served as the President and Treasurer of the Fund since May 2018. Mr. Hale is an interested Director as a result of his position as an officer of the Fund; prior to his appointment as President and Treasurer of the Fund in 2018, Mr. Hale qualified as an Independent Director. Mr. Hale also previously served as the auditor of the Fund from 1991 through 2008. Mr. Faust is an interested Director as a result of his relationship with the Adviser.

The Board has appointed Mr. Bauman to serve as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Fund’s other Independent Directors and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Director, is appropriate given the size and complexity of the Fund, the number of Directors overseeing the Fund and the Board’s oversight responsibilities.

The Board generally holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. At least one meeting each year is in person. Others may take place in person or by telephone. The Independent Directors also meet on an as-needed basis in executive sessions outside the presence of management. The Board, including the Independent Directors, have access to legal counsel for the Fund for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board acts as an Audit Committee and an ad hoc Valuation Committee in performing its oversight responsibilities.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Fund are as follows:

Roy C. Hale has been a Director of the Fund since 2011. He is President of the Fund. He has been a Certified Public Accountant since 1979. He was the Auditor of the Fund from 1991 through 2008. He received a B.S. degree from University of Maryland in 1977.

David I. Faust has been a Director of the Fund since 2018. He is a graduate of Brooklyn College and Harvard Law School and has been practicing law since 1964.

Mr. Joseph P. Bauman is an Independent Director of the Fund. He received a B.A. from Rutgers University and a MPA from the Wharton School of the University of Pennsylvania. Currently Mr. Bauman is an Affiliate of Rutter Associates LLC, a financial risk management consulting firm, where he works as an expert and project leader in the company’s expert witness and consulting practice. Mr. Bauman has extensive experience in the investment industry, including serving as Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC and as Chairman and Board member of the International Swaps and Derivatives Association.

Mr. Spungen is an Independent Director of the Fund. He received a B.A. from the University of Pennsylvania. Currently Mr. Spungen is a Partner and Wealth Advisor of Hillview Capital Advisors, a division of RegentAtlantic, a registered investment adviser. Previously, he served as the CEO of Hillview Capital Advisors. Prior to that, he was the founder of the Capital Management Division of CMS Companies in 1989, where he also served as a principal from 1995 to 1999.

As a result of Mr. Bauman’s and Mr. Spungen’s extensive experience in the investment industry and their managerial experience; and Mr. Hale’s experience as former Auditor of the Fund; it is reasonable to conclude that the Directors have demonstrated by virtue of their careers, qualifications and attributes skills that qualify them to be Directors of the Fund.

The Board annually performs a self-assessment on the current members, which includes a review of the size of the Board; use of committees and committee structure; number of committees; exposure and access to management; Board composition, including skills and diversity; committee member selection and rotation and criteria for selection of Board members.

The Fund’s By-laws require the Fund to indemnify its Directors and Officers to the full extent permitted by Nevada law. Nothing in the governing documents or by-laws of the Fund protects any Director (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

vii.	The Section titled “ABOUT THE FUND’S DIRECTORS AND OFFICERS, beginning on page 19 of the SAI, is deleted and replaced with the following:

ABOUT THE FUND’S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The Board of Directors elects the Fund’s officers, who are listed in the table. The business address of each director and officer is c/o Registered Agent, Inc., 769 Basque Way, Suite 300, Carson City, NV 09706.

Independent Directors Name (Age) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph P. Bauman (70) 2020

Affiliate of Rutter Associates (financial risk management consulting firm) 2013-present; Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC 2006-2016; No Directorships.

David M. Spungen (59) 2020	Partner and Wealth Advisor of Hillview Capital Advisors, a division of Regent Atlantic Capital, LLC, d/b/a Regent Atlantic.; No Directorships.

Inside Directors Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
David I. Faust, Esq. (1941) Counsel and Secretary

Partner in Gallet Dreyer & Berkey, LLP, since October 2016. Former partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010, Secretary since 2016. Director and President of Copley Financial Services Corp.

Roy G. Hale (1938) 2011	Certified Public Accountant since 1979 Former Director, Bank of Southern Maryland

Officers Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Roy G. Hale President, Treasurer	See above

David I. Faust, Esq. Secretary	See above

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Adam J. Berkey, Esq. (1988) Assistant Secretary	Associate of Gallet Dreyer & Berkey, LLP; No Directorships

Kevin J. Patton (1970) Chief Compliance Officer	Assistant Vice President, Fund Compliance, Ultimus Fund Solutions, since January 2020. Former Chief Compliance Officer, Renaissance Investment Management from 2005 to January 2020.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

viii.	The Section titled “PROXY VOTING POLICIES” on page 22 of the SAI, is deleted and replaced with the following:

PROXY VOTING POLICIES

The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what they consider to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund last filed Form N-PX on August 31, 2018, reflecting the Fund’s proxy voting history from July 1, 2017 through June 30, 2018. During the period of management transition between the May 2018 death of Irving Levine and the October 13, 2020 election of the Fund’s Board, the Fund did not cast any vote by Proxy. Since the October 13, 2020 election of directors, the Fund has resumed voting by Proxy and, accordingly, will file Form N-PX with the SEC on or before August 31, 2021. Form N-PX will contain information on the proxies voted by the Fund from July 1, 2020 to June 30, 2021. A copy of Form N-PX will be available after August 31, 2021 on the SEC website www.sec.gov.

ix.	The third paragraph on page 29 of the SAI is deleted and replaced with the following:

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, at the last quoted bid. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the Manager.

Shareholders should retain this Supplement for future reference.